                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2009

                        Guaranty Federal Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   43-1792717
                     (I.R.S. employer identification number)

                                     0-23325
                            (Commission file number)

                              1341 West Battlefield
                           Springfield, Missouri 65807
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (417) 520-4333

                                 Not applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[_] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange  Act (17 CFR  240.14d-2(b))
[_] Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange  Act  (17 CFR 240.13e-4(c))

                              INCLUDED INFORMATION

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of
           Certain Officers.

(e) On February 3, 2009, the compensation committee of the Board of Directors
(the "Compensation Committee") of Guaranty Federal Bancshares, Inc. (the
"Company") approved a short term bonus plan with respect to the bonus payable to
Shaun Burke, the Company's President and Chief Executive Officer, for 2009.
Pursuant to this plan, a maximum amount of $120,000 will be paid to Mr. Burke, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%). For any amount to be paid under this plan, the threshold level of performance must be achieved. The five performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) net income
(30%); (ii) core deposit growth (20%); (iii) return on average equity (20%);
(iv) net interest margin (20%); and (v) efficiency ratio (10%). Certain criteria, however, must be satisfied before an award is paid under this plan.
The foregoing description is qualified in its entirety by the written description of the 2009 Executive Incentive Compensation Annual Plan - President
and Chief Executive Officer, a copy of which is attached hereto as Exhibit
10.23.

On February 3, 2009, the Compensation Committee also approved a short term bonus plan with respect to the bonus payable to Carter Peters, the Company's Chief
Financial Officer and Chief Operating Officer, for 2009. Pursuant to this plan, a maximum amount of $50,000 will be paid to Mr. Peters, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%);
target (50%); and maximum (100%). For any amount to be paid under this plan, the threshold level of performance must be achieved. The six performance measurements of the Company (and the weight given to each measurement)
applicable to each award level are as follows: (i) full compliance with
Sarbanes-Oxley (20%); (ii) net income (20%); (iii) core deposit growth (20%);
(iv) return on average equity (20%); (v) cost of funds (10%); and (vi) non-core funding dependence (10%). Certain criteria, however, must be satisfied before an award is paid under this plan. The foregoing description is qualified in its entirety by the written description of the 2009 Executive Incentive Compensation
Annual Plan - Chief Financial Officer and Chief Operating Officer, a copy of which is attached hereto as Exhibit 10.24.

On February 3, 2009, the Compensation Committee also approved a short term bonus plan with respect to the bonus payable to Mike Mattson, the Company's Chief
Lending Officer, for 2009. Pursuant to this plan, a maximum amount of $50,000 will be paid to Mr. Mattson, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum
(100%). For any amount to be paid under this plan, the threshold level of performance must be achieved. The six performance measurements of the Company
(and the weight given to each measurement) applicable to each award level are as follows: (i) net income (20%); (ii) core deposit growth (20%); (iii) return on average equity (15%); (iv) yield of loans (15%); (v) total CRE to total risk based capital (15%); and (vi) 30 days delinquent + non-accrual loans to gross loans (15%). Certain criteria, however, must be satisfied before an award is paid under this plan. The foregoing description is qualified in its entirety by the written description of the 2009 Executive Incentive Compensation Annual
Plan - Chief Lending Officer, a copy of which is attached hereto as Exhibit
10.25.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.23    Written Description of 2009 Executive Incentive Compensation Annual
         Plan - President and Chief Executive Officer

10.24    Written Description of 2009 Executive Incentive Compensation Annual
         Plan - Chief Financial Officer and Chief Operating Officer

10.25    Written Description of 2009 Executive Incentive Compensation Annual
         Plan - Chief Lending Officer

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      Guaranty Federal Bancshares, Inc.

                                      By: /s/ Shaun A. Burke
                                         -------------------------------------
                                      Shaun A. Burke
                                      President and Chief Executive Officer

Date: February 9, 2009